                                                                    Exhibit 11.1
                            PAGEMART WIRELESS, INC.


                                                                                FOR THE YEAR ENDED DECEMBER 31, 1993
                                                                             ------------------------------------------
                                                                               NUMBER         PERCENT       EQUIVALENT
                                                                              OF SHARES      OUTSTANDING      SHARES
                                                                             ----------     ------------   ------------
COMMON STOCK
   From Founders' Stock                                                       2,300,000        100.00%        2,300,000
   Stock Options Exercised                                                      171,074         42.25%           72,276
   Preferred Stock                                                           15,310,943         89.00%       13,626,043
   Impact of Warrants, Options and Shares Issued During
      the Year Preceding the Initial Filing of the Form S-1
      Registration Statement                                                  4,629,468        100.00%        4,629,468
                                                                             ----------                    ------------
                                                                             22,411,485                      20,627,787
WEIGHTED AVERAGE SHARES OUTSTANDING
(Primary and Fully Diluted)                                                                                  20,627,787

NET LOSS FOR NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                ($31,121,000)

NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                      ($1.51)
                                                                                                           ============

                            PAGEMART WIRELESS, INC.


                                                                                FOR THE YEAR ENDED DECEMBER 31, 1994
                                                                             ------------------------------------------
                                                                               NUMBER         PERCENT       EQUIVALENT
                                                                              OF SHARES      OUTSTANDING      SHARES
                                                                             ----------     ------------   ------------
COMMON STOCK
   From Founders' Stock                                                       2,300,000        100.00%        2,300,000
   Stock Options Exercised                                                      475,725         91.09%          433,340
   Preferred Stock Converted to Common Stock                                 15,310,943        100.00%       15,310,943
   1994 Common Stock Offerings                                               11,242,857         34.69%        3,900,186
   Impact of Warrants, Options and Shares Issued During
      the Year Preceding the Initial Filing of the Form S-1
      Registration Statement                                                  4,629,468        100.00%        4,629,468
                                                                             ----------                    ------------
                                                                             33,958,993                      26,573,937
WEIGHTED AVERAGE SHARES OUTSTANDING
(Primary and Fully Diluted)                                                                                  26,573,937

NET LOSS FOR NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                ($45,813,000)

NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                      ($1.72)
                                                                                                           ============

                            PAGEMART WIRELESS, INC.


                                                                            FOR THE THREE MONTHS ENDED DECEMBER 31, 1995
                                                                            --------------------------------------------
                                                                               NUMBER         PERCENT       EQUIVALENT
                                                                              OF SHARES      OUTSTANDING      SHARES
                                                                            -----------     ------------   -------------
COMMON STOCK
   From Founders' Stock                                                       2,300,000        100.00%        2,300,000
   Stock Options Exercised                                                      532,379         90.83%          483,546
   Preferred Stock Converted to Common Stock                                 15,310,943        100.00%       15,310,943
   1994 Common Stock Offerings                                               11,242,857        100.00%       11,242,857
   1995 Common Stock Offerings                                                4,323,874        100.00%        4,323,874
   Impact of Warrants, Options and Shares Issued During
      the Year Preceding the Initial Filing of the Form S-1
      Registration Statement                                                  2,312,671        100.00%        2,312,671
                                                                             ----------                    ------------
                                                                             36,022,724                      35,973,891
WEIGHTED AVERAGE SHARES OUTSTANDING
(Primary and Fully Diluted)                                                                                  35,973,891

NET LOSS FOR NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                ($12,025,000)

NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                      ($0.33)
                                                                                                           ============

                            PAGEMART WIRELESS, INC.


                                                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                            --------------------------------------------
                                                                               NUMBER         PERCENT       EQUIVALENT
                                                                              OF SHARES      OUTSTANDING      SHARES
                                                                            -----------     ------------   -------------
COMMON STOCK
   From Founders' Stock                                                       2,300,000        100.00%        2,300,000
   Stock Options Exercised                                                      532,379         90.62%          482,464
   Preferred Stock Converted to Common Stock                                 15,310,943        100.00%       15,310,943
   1994 Common Stock Offerings                                               11,242,857        100.00%       11,242,857
   1995 Common Stock Offerings                                                4,323,874         69.49%        3,004,479
   Impact of Warrants, Options and Shares Issued During
      the Year Preceding the Initial Filing of the Form S-1
      Registration Statement                                                  2,312,671        100.00%        2,312,671
                                                                             ----------                    ------------
                                                                             36,022,724                      34,653,414
WEIGHTED AVERAGE SHARES OUTSTANDING
(Primary and Fully Diluted)                                                                                  34,653,414

NET LOSS FOR NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                ($53,113,000)

NET LOSS PER SHARE
(Primary and Fully Diluted)                                                                                      ($1.53)
                                                                                                           ============